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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                       -----------------------------
                                 FORM 8-K
                       -----------------------------

                              CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  March 1, 2002

                              ---------------


                            EOG RESOURCES, INC.

          (Exact name of registrant as specified in its charter)


           DELAWARE                      1-9743             47-0684736
  (State or other jurisdiction       (Commission File     (I.R.S. Employer
  of incorporation or organization)      Number)         Identification No.)


        333 CLAY STREET
           SUITE 4200
      HOUSTON, TEXAS                                             77002
(Address of principal executive offices)                      (Zip code)


                               713/651-7000
           (Registrant's telephone number, including area code)


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EOG RESOURCES, INC.



Item 4.  Changes in Registrant's Certifying Accountant.

      On February 27, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent accountant for EOG Resources, Inc. (the "Company") effective upon completion of its audit of the Company's financial statements for the year ended December 31, 2001, and Deloitte & Touche LLP ("Deloitte") was appointed as the new independent accountant for the Company to replace Andersen for the year ending December 31, 2002. The decision to dismiss Andersen and to appoint Deloitte was recommended by the Audit Committee of the Board of Directors at its meeting on February 27, 2002, and was approved by the Board of Directors at its meeting on February 27, 2002.

     Andersen's reports on the Company's financial statements for the two fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's two most recent fiscal years and the period from January 1, 2002 through February 27, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

       As required under Securities and Exchange Commission regulations, the Company provided Andersen with a copy of this Item and requested Andersen to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit 16.1 to this Current Report.

Item 7.  Exhibits.

         16.1 Letter dated March 1, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.








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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EOG RESOURCES, INC.
                              (Registrant)




Date: March 1, 2002           By:  /s/ TIMOTHY K. DRIGGERS
                                 -----------------------------
                                     Timothy K. Driggers
                                 Vice President, Accounting
                                   & Land Administration
                                (Principal Accounting Officer)




                          EXHIBIT INDEX


    16.1 Letter dated March 1, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.